SUB-ITEM 77Q1(a) MATERIAL AMENDMENTS TO BY-LAWS

Incorporated by reference to exhibit (b)(3) to post-effective amendment no. 52 to Registrant's registration statement filed on Form Type 485APOS on February 28, 2003 (Accession No. 0001127563-03-000008).